Cover	Jul. 24, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002132910
Document Type	S-6
Entity Registrant Name	FT 13122
Document Period End Date	Jul. 24, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objectives.

The Trust is comprised of a diversified pool of closed-end funds that invest in U.S. and foreign equity securities and taxable bonds. The Trust seeks a high rate of current monthly income, with capital appreciation as a secondary objective. Under normal circumstances, the Trust will invest at least 80% of its assets in closed-end funds.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust’s portfolio is diversified across a broad range of closed-end funds. When selecting closed-end funds for this Trust, we look at several factors including:

•	Discount: We favor funds which are trading at a discount to net asset value and we favor those which are trading at a greater discount relative to their peers.
•	Consistent dividend: We favor funds which have a history of paying a consistent dividend.
•	Expense ratio: We favor funds which have a lower than average expense ratio relative to their peers.
•	Diversification: We limit exposure to individual fund companies/managers.
•	Liquidity: We favor larger funds and more liquid funds.

While not a part of the Trust’s portfolio selection process, the Trust has exposure to floating-rate securities, high-yield securities, options, senior loans, covenant-lite loans, depositary receipts and companies with various market capitalizations through the Trust’s investment in the Funds.

As with any similar investments, there can be no guarantee that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.